Exhibit 10.1 (g)

                          SECOND AMENDMENT TO AMENDED
                          AND RESTATED LOAN AGREEMENT


  THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of July 27, 1994, is to that certain Amended and Restated Loan Agreement dated as of August 31, 1993, as amended as of March 15, 1994 (as amended and restated, the "Loan Agreement"; all defined terms in the Loan Agreement are incorporated herein by reference) by and between

  AMERICAN WOODMARK CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Virginia and having its principal place of business in Winchester, Virginia (the "Borrower"); and

  NATIONSBANK OF NORTH CAROLINA, N.A., a national banking association organized and existing under the laws of the United States and having offices in Charlotte, North Carolina (the "Bank").

RECITAL

  A. The Bank and the Borrower have agreed to make changes to the Loan Agreement as provided for herein.

  NOW, THEREFORE, the parties hereto agree as follows:

       1.   The Loan Agreement is hereby amended as follows:

            (a) Section 1.01 is amended by adding the following definitions in the alphabetically appropriate places:

                 "Applicable Rate" means for any fiscal quarter, the
            applicable interest rates on the Prime Loans and the Fixed CD Loans set forth below based upon the Pricing Leverage Ratio and the Pricing Coverage Ratio as of the last day of the prior fiscal quarter:


                              Prime Loan              Fixed CD Loan
                            Interest Rates           Interest Rates
                     ---------------------------   -----------------------

                      Term Loan and                Term Loan and
                        Additional     Revolving     Additional   Revolving
                        Term Loan        Loans       Term Loan      Loans


    Category 1

    Pricing Leverage    Prime Rate     Prime Rate    Fixed CD    Fixed CD
    Ratio of less than  plus 0.0%       plus 0.0%    Rate plus   Rate plus
    1.75 to 1.0 and                                    1.25%       1.00%
    Pricing Coverage
    Ratio of greater
    than 1.85 to 1.0
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    Category 2

    Pricing Leverage    Prime Rate     Prime Rate    Fixed CD    Fixed CD
    Ratio of less than  plus 0.0%       plus 0.0%    Rate plus   Rate plus
    2.1 to 1.0 but                                     1.75%      1.5%
    equal to or greater
    than 1.75 to 1.0 and
    Pricing Coverage
    Ratio of greater than
    1.4 to 1.0 but equal
    to or less than
    1.85 to 1.0

    Category 3

    Pricing Leverage    Prime Rate      Prime Rate    Prime Rate  Prime Rate
    Ratio equal to or   plus 0.0%       plus 0.0%     plus 0.0%   plus 0.0%
    greater than 2.1
    and Pricing Coverage
    Ratio of equal to or
    less than 1.4 to 1.0

For purposes of the foregoing, if the Pricing Leverage Ratio and the Pricing Coverage Ratio shall fall within different Categories, the Applicable Rate applicable to any Prime Loan or Fixed CD Loan shall be based upon the inferior (or numerically highest) Category.

                    "Available Committed Amount" or "Available Commitment"
               means $8,000,000.00, as such amount may be increased from time to time up to the Maximum Commitment pursuant to the terms of
               Section 2.02;

                    "Clawback Fee" shall have the meaning given to such term
               in Section 5.09 hereof;

                    "Fixed CD Loan" means a Loan based on the Fixed CD Rate;

                    "Fixed CD Rate" means the rate, on the day of borrowing,
               bid by New York certificate of deposit dealers of recognized standing for the purchase of the Bank's large negotiable certificates of deposit at face value in the requested amount of maturity, such rate being adjusted for the cost of (i) reserve requirements as prescribed by the Federal Reserve System and (ii) insurance premiums on certificates of deposit paid to the Federal Deposit Insurance Corporation;

                    "Interest Payment Date" means (i) as to any Prime Loan,
               the first day of January, April, July and October in each year, and the Termination Date (with respect to the Revolving Loans only), the Term Loan Maturity Date (with respect to the

               Term Loan) and the Additional Term Loan Maturity Date (with respect to the Additional Term Loan), beginning with the first of such dates to occur after the Closing Date; (ii) as to any Fixed CD Loan and any Quoted Loan for which the Interest Period is 90 days or less, the last day of the Interest Period; and (iii) as to any Quoted Loan for which the Interest Period is more than 90 days, the date 90 days from the beginning of the Interest Period and the date ending each 90 day period thereafter until the end of the Interest Period and the last day of the Interest Period. If any Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day;

                    "Interest Period" means (i) as to any Fixed CD Loan, a
               period of 30, 60 or 90 days' duration as the Borrower may elect, commencing on the date of such Fixed CD Loan or immediately upon expiration of the preceding Fixed CD Loan and
               (ii) as to any Quoted Loan, a period of time mutually agreed upon by the Borrower and the Bank at the time of such borrowing, commencing on the date of such Quoted Loan or immediately upon expiration of the preceding Quoted Loan; PROVIDED, HOWEVER, that (A) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day and (B) no Interest Period shall end later than the Termination Date (in the case of Revolving Credit Loans), the Term Loan Maturity Date (in the case of the Term Loan) or the Additional Term Loan Maturity Date (in the case of the Additional Term Loan);

                    "Maximum Commitment" means $12,000,000.00;

                    "Pricing Coverage Ratio" means as of the last day of any
               fiscal quarter, the ratio of Net Income Before Interest and Taxes plus Operating Lease Expense to Interest Expense plus Operating Lease Expense (computed for the most recent twelve month period then ended);

                    "Pricing Leverage Ratio" means as of the last day of any
               fiscal quarter, the ratio of Total Liabilities to Tangible Net Worth;

                    "Prime Loan" means a Loan based on the Prime Rate;

                    "Quoted Loans" means a Loan based on the Quoted Rate;

                    "Quoted Rate" means that fixed rate of interest quoted by
               the Bank in its sole discretion and agreed to by the Borrower on the day of borrowing;

                    "Unavailable Committed Amount" shall have the meaning
               given to such term in Section 2.01 hereof;

               (b)  The definition of "Committed Amount" is deleted;

               (c) The definition of "Termination Date" is amended so that such definition now reads as follows:

                    "Termination Date" means August 31, 1996;

               (d) The definition of "Unutilized Commitment" is amended in its entirety so that such definition now reads as follows:

                    "Unutilized Available Commitment" means, at any time, the
               excess of the Available Committed Amount at such time over the aggregate principal amount of the Revolving Credit Loans outstanding at such time; and

               (e) Section 2.01 is amended in its entirety so that such Section now reads as follows:

                    2.01 REVOLVING CREDIT LOANS. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the Bank agrees to make Revolving Credit Loans to the Borrower, at any time or from time to time on or after the date hereof and until the Termination Date, in an aggregate principal amount at any time outstanding not to exceed the Available Committed Amount. The Borrower may borrow, repay and reborrow hereunder on or after the date hereof and prior to the Termination Date, subject to the terms, provisions and limitations set forth herein. The Borrower and the Bank have agreed that $4,000,000 of the Maximum Commitment shall initially be unavailable for borrowing hereunder (such unavailable amount, as it may be reduced or reinstated from time to time as hereinafter provided, may be referred to as the "Unavailable Committed Amount"). The Borrower may convert, from time to time at its option and up to the day before the Termination Date, all or a portion of the Unavailable Committed Amount to the Available Committed Amount by delivery of a written notice to the Bank requesting such conversion; provided, however, that each such request shall be in a minimum amount of $1,000,000 or an integral multiple thereof. Upon receipt of such request by the Bank and upon payment by the Borrower of the Clawback Fee, the requested portion of the Unavailable Committed Amount shall be converted to the Available Committed Amount and, subject to the other terms and conditions hereof, shall be available for borrowing hereunder. The Borrower may elect from time to time, at its option, to reconvert and reinstate portions of the Available Committed Amount previously available for borrowing back into the Unavailable Committed Amount by delivery of written notice to the Bank requesting such reconversion; provided, however, (i) such request for reconversion shall be in a minimum amount of $1,000,000 or an integral multiple thereof and (ii) no such reconversion may be made within ninety (90) days of such amounts first being converted into Available Committed Amounts (on a FIFO basis).

               (f) Section 2.02 is amended in its entirety so that such Section now reads as follows:

                    2.02 (a)  RATE OPTIONS.  Each Revolving Credit Loan shall
               be a Fixed CD Loan, a Quoted Loan or a Prime Loan (or a combination thereof) as the Borrower may request subject to and in accordance with this Section; provided, however, the Borrower shall not be entitled to request Fixed CD Loans during any fiscal quarter if the Pricing Leverage Ratio as of the last day of the prior fiscal quarter is equal to or greater than 2.1 to 1.0 or the Pricing Coverage Ratio as of the last day of the prior fiscal quarter is equal to or less than 1.4 to 1.0. Subject to the other provisions of this Section and the provisions of Section 5.08, Revolving Credit Loans of more than one type may be outstanding at the same time; provided, however, not more than three (3) Fixed CD Loans may be outstanding at the same time.

                    (b) NOTICE.  As to each Revolving Credit Loan, the
               Borrower shall give the Bank prior written, telegraphic or telephonic (and if telephonic, confirmed in writing by the Borrower within 5 days thereof) notice not later than 10:00 a.m. (Charlotte, North Carolina time) on the date of the requested borrowing. In each case such notice shall be irrevocable and shall specify the amount of the proposed borrowing, the date of the proposed borrowing (which shall be a Business Day), the type of Loan requested and, if such Loan is to be a Fixed CD Loan, the Interest Period with respect thereto. If no election is specified in such notice, such Loan shall be a Prime Loan. On the borrowing date specified in such notice, the Bank shall make the borrowing available to the Borrower at the Borrower's account maintained at the offices of the Bank in Charlotte, North Carolina in immediately available funds.

                    (c) MINIMUM AMOUNTS.  Each Revolving Credit Loan (i)
               which is a Prime Loan shall be in a minimum principal amount of $50,000.00, (ii) which is a Fixed CD Loan shall be in a minimum principal amount of $1,000,000.00 and (iii) which is a Quoted Loan shall be in a minimum principal amount determined by the Bank in its sole discretion at the time of borrowing.

                    (d) CONTINUANCE, CONVERSION.  The Borrower may continue
               the Revolving Credit Loans, or convert all or any part of any Revolving Credit Loan into Revolving Credit Loans of a different type in accordance with Section 5.08 and subject to the limitations set forth herein.

               (g) Section 2.04 is amended in its entirety so that such Section now reads as follows:

                    2.04     Interest Rate Options.

                    (a) PRIME LOANS.  Subject to the provisions of Section
               5.01, each Revolving Credit Loan which is a Prime Loan shall bear interest at a rate per annum, (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Applicable Rate.

                    (b) FIXED CD LOANS.  Subject to the provisions of
               Section 5.01, each Revolving Credit Loan which is a Fixed CD Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Applicable Rate.

                    (c) QUOTED LOANS.  Subject to the provisions of Section
               5.01, each Revolving Credit Loan which is a Quoted Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Quoted Rate.

               The Bank shall determine the applicable Fixed CD Rate for any Revolving Credit Loan which bears interest based upon the Fixed CD Rate on the date when such determination is to be made in respect of such Interest Period (or as soon thereafter as practicable), and shall notify the Borrower and confirm the Borrower's acceptance of the rate so determined. Such determination shall be conclusive absent manifest error. Any Revolving Credit Loan which bears interest based upon the Prime Rate shall increase or decrease on the same date which the Prime Rate changes.

               (h) Section 3.02 is amended in its entirety so that such Section now reads as follows:

                     3.02 (a)  RATE OPTIONS.  Each Term Loan shall be a Fixed
               CD Loan, a Quoted Loan or a Prime Loan (or a combination thereof) as the Borrower may request subject to and in accordance with this Section; provided, however, the Borrower shall not be entitled to request Fixed CD Loans during any fiscal quarter if the Pricing Leverage Ratio as of the last day of the prior fiscal quarter is equal to or greater than
               2.1 to 1.0 or the Pricing Coverage Ratio as of the last day of the prior fiscal quarter is equal to or less than 1.4 to
               1.0. Subject to the other provisions of this Section and the provisions of Section 5.08, Term Loans of more than one type may be outstanding at the same time; provided, however, not more than three (3) Fixed CD Loans may be outstanding at the same time.

                    (b) NOTICE.  As to each Term Loan, the Borrower shall
               give the Bank prior written, telegraphic or telephonic (and if telephonic, confirmed in writing by the Borrower within 5 days thereof) notice not later than 10:00 a.m. (Charlotte, North Carolina time) on the date of the requested borrowing. In each case such notice shall be irrevocable and shall specify the amount of the proposed borrowing, the date of the proposed borrowing (which shall be a Business Day), the type of Loan requested and, if such Loan is to be a Fixed CD Loan, the Interest Period with respect thereto. If no election is specified in such notice, such Loan shall be a Prime Loan.

                    (c) MINIMUM AMOUNTS.  Each Term Loan (i) which is a
               Prime Loan shall be in a minimum principal amount of $50,000.00, (ii) which is a Fixed CD Loan shall be in a minimum principal amount of $1,000,000.00 and (iii) which is a Quoted Loan shall be in a minimum principal amount determined by the Bank in its sole discretion at the time of borrowing.

                    (d) CONTINUANCE, CONVERSION.  The Borrower may continue
               the Term Loans, or convert all or any part of any Term Loan into Term Loans of a different type in accordance with Section
               5.08 and subject to the limitations set forth herein.

               (i) Section 3.04 is amended in its entirety so that such Section now reads as follows:

                    3.04     INTEREST RATE OPTIONS.

                    (a) PRIME LOANS.  Subject to the provisions of Section
               5.01, each Term Loan which is a Prime Loan shall bear interest at a rate per annum, (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Applicable Rate.

                    (b) FIXED CD LOANS.  Subject to the provisions of
               Section 5.01, each Term Loan which is a Fixed CD Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Applicable Rate.

                    (c) QUOTED LOANS.  Subject to the provisions of Section
               5.01, each Term Loan which is a Quoted Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Quoted Rate.

               The Bank shall determine the applicable Fixed CD Rate for any Term Loan which bears interest based upon the Fixed CD Rate on the date when such determination is to be made in respect of such Interest Period (or as soon thereafter as practicable), and shall notify the Borrower and confirm the Borrower's acceptance of the rate so determined. Such determination shall be conclusive absent manifest error. Any Term Loan which bears interest based upon the Prime Rate shall increase or decrease on the same date which the Prime Rate changes.

               (j) Section 4.02 is amended in its entirety so that such Section now reads as follows:

                     4.02 (a)  RATE OPTIONS.  Each Additional Term Loan shall
               be a Fixed CD Loan, a Quoted Loan or a Prime Loan (or a combination thereof) as the Borrower may request subject to and in accordance with this Section; provided, however, the Borrower shall not be entitled to request Fixed CD Loans during any fiscal quarter if the Pricing Leverage Ratio as of the last day of the prior fiscal quarter is equal to or greater than 2.1 to 1.0 or the Pricing Coverage Ratio as of the last day of the prior fiscal quarter is equal to or less than 1.4 to 1.0. Subject to the other provisions of this Section and the provisions of Section 5.08, Additional Term Loans of more than one type may be outstanding at the same time; provided, however, not more than three (3) Fixed CD Loans may be outstanding at the same time.

                    (b) NOTICE.  As to each Additional Term Loan, the
               Borrower shall give the Bank prior written, telegraphic or telephonic (and if telephonic, confirmed in writing by the Borrower within 5 days thereof) notice not later than 10:00 a.m. (Charlotte, North Carolina time) on the date of the requested borrowing. In each case such notice shall be irrevocable and shall specify the amount of the proposed borrowing, the date of the proposed borrowing (which shall be a Business Day), the type of Loan requested and, if such Loan is to be a Fixed CD Loan, the Interest Period with respect thereto. If no election is specified in such notice, such Loan shall be a Prime Loan.

                    (c) MINIMUM AMOUNTS.  Each Additional Term Loan (i)
               which is a Prime Loan shall be in a minimum principal amount of $50,000.00, (ii) which is a Fixed CD Loan shall be in a minimum principal amount of $1,000,000.00 and (iii) which is a Quoted Loan shall be in a minimum principal amount determined by the Bank in its sole discretion at the time of borrowing.

                    (d) CONTINUANCE, CONVERSION.  The Borrower may continue
               the Additional Term Loans, or convert all or any part of any Additional Term Loan into Additional Term Loans of a different type in accordance with Section 5.08 and subject to the limitations set forth herein.

               (k) Section 4.04 is amended in its entirety so that such Section now reads as follows:

                    4.04     INTEREST RATE OPTIONS.

                    (a) PRIME LOANS.  Subject to the provisions of Section
               5.01, each Additional Term Loan which is a Prime Loan shall bear interest at a rate per annum, (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Applicable Rate.

                    (b) FIXED CD LOANS.  Subject to the provisions of
               Section 5.01, each Additional Term Loan which is a Fixed CD Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Applicable Rate.

                    (c) QUOTED LOANS.  Subject to the provisions of Section
               5.01, each Additional Term Loan which is a Quoted Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Quoted Rate.

               The Bank shall determine the applicable Fixed CD Rate for any Additional Term Loan which bears interest based upon the Fixed CD Rate on the date when such determination is to be made in respect of such Interest Period (or as soon thereafter as practicable), and shall notify the Borrower and confirm the Borrower's acceptance of the rate so determined. Such determination shall be conclusive absent manifest error. Any Additional Term Loan which bears interest based upon the Prime Rate shall increase or decrease on the same date which the Prime Rate changes.

               (l) Section 5.04 is amended in its entirety so that such Section now reads as follows:

                    5.04 UNUSED FEES. In consideration of the Bank's commitment to make the Loans, the Borrower agrees to pay (i) an unused fee of three-eighths of one percent (3/8%) per annum (computed on the basis of the actual number of days elapsed in a year of 360 days) on the average daily Unutilized Available Commitment during the preceding period and (ii) an unused fee of one-eighth of one percent (1/8%) per annum (computed on the basis of the actual number of days elapsed in a year of 360 days) on the average daily Unavailable Committed Amount during the preceding period. Such unused fees shall be payable on or before the first day (1st) day of each January, April, July and October for the calendar quarter ending as of the immediately preceding month, commencing July 1, 1994. In addition to the foregoing fees, upon a request for a conversion of all or a portion of the Unavailable Committed Amount to the Available Committed Amount pursuant to Section 2.01, the Borrower agrees to pay to the Bank on the date such notice is given by the Borrower to the Bank pursuant to Section 2.01, a fee (the "Clawback Fee") equal to one-quarter of one percent (1/4%) per annum (computed on the basis of the actual number of days elapsed in a year 360 days) on such converted amount for the six month period immediately preceding the date of such notice.

               (m) Section 5.05 is amended in its entirety so that such Section now reads as follows:

                    5.05 COMMITMENT FEE. In consideration of the Bank's commitment to make the Loans, the Borrower agrees to pay a commitment fee of .15% per annum (computed on the basis of the actual number of days elapsed in a year of 360 days) on the Committed Amount. This commitment fee shall be payable on or before the fifteenth (15th) day of each January, April, July and October for the calendar quarter ending as of the immediately preceding month commencing July 1, 1994.

               (n) Sections 5.08, 5.09, 5.10, 5.11 and 5.12 are added to the Loan Agreement as follows:

                    5.08 CONVERSION. The Borrower shall have the right on such notice as provided in Sections 2.02(b), 3.02(b) and 4.02(b), (i) to continue any Fixed CD Loan or portion thereof or Quoted Loan or portion thereof into a subsequent Interest Period, and (ii) to convert any Loan or any portion thereof into a Loan of a different type, subject to the following:

                        (a) No Event of Default shall have occurred and be continuing, and the representations and warranties set out in Article IX shall be true and correct (except to the extent such representations and warranties expressly relate to an earlier date);

                        (b) Each conversion shall be effected by applying the proceeds of the new Loan to the Loan (or portion thereof) being converted, and accrued interest on any Fixed CD Loan (or portion thereof) or Quoted Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

                        (c) If the new Loan made in respect of a conversion shall be a Fixed CD Loan or Quoted Loan, the interest Period with respect thereto shall commence on the date of conversion;

                        (d) No Loan or any portion thereof may be converted to a Fixed CD Loan or Quoted Loan less than thirty (30) days before the Termination Date (with regard to Revolving Credit Loans), the Term Loan Maturity Date (with regarding to the Term Loan) or the Additional Term Loan Maturity Date (with regard to the Additional Term
                    Loan);

                        (e) No Fixed CD Loan or any portion thereof may be converted to another type of Loan except on the last day of an Interest Period;

                        (f) The making of, conversion to and terms of Quoted Loans or any portion thereof are subject to the sole discretion of the Bank;

                        (g) No more than three different Interest Periods for each type of Loan shall be in effect at the same time;

                        (h)  Each request for a Fixed CD Loan or a
                    continuation thereof which shall fail to state an applicable Interest Period shall be deemed to be a request for an Interest Period for a 30 day period; and

                        (i) The Borrower shall not be entitled during any fiscal quarter to request a Fixed CD Loan or to continue a Fixed CD Loan at the end of the applicable Interest Period if the Pricing Leverage Ratio as of the last day of the prior fiscal quarter is equal to or greater than
                    2.1 to 1.0 or the Pricing Coverage Ratio as of the last day of the prior fiscal quarter is equal to or less than
                    1.4 to 1.0.

               In the event that the Borrower shall not give notice to continue or to convert any Fixed CD Loan or Quoted Loan into a different type of Loan, such Fixed CD Loan or Quoted Loan (unless repaid) shall automatically become or remain, as appropriate, a Prime Loan at the expiration of the then current Interest Period.

                    5.09 CD RATE UNASCERTAINABLE. In the event that the Bank shall determine that the Fixed CD Rate cannot be ascertained for any reason, or that the Fixed CD Rate will not adequately and fairly reflect the cost to the Bank of making or maintaining a Fixed CD Loan, the Bank shall promptly give notice to the Borrower of such determination, and any request by the Borrower for a Fixed CD Loan or for conversion to or maintenance of a Fixed CD Loan shall be deemed to be a request for a Prime Loan. Until the circumstances giving rise to such notice no longer exist, each request for a Fixed CD Loan shall be deemed to be a request for a Prime Loan. Each determination by the Bank hereunder shall be conclusive absent manifest error.

                    5.10     ADDITIONAL COSTS.

                        (a) The Borrower shall pay directly to the Bank from time to time such amounts as the Bank may determine to be necessary to compensate it for any costs incurred by the Bank which the Bank determines are attributable to its making or maintaining of any Fixed CD Loans hereunder or its obligation to make any of such Loans hereunder, or any reduction in any amount receivable by the Bank hereunder in respect of any of such Loans or such obligation; resulting from any Regulatory Change (such increase in costs and reductions in amounts receivable being herein called "Additional Costs") which: (i) changes the basis of taxation of any amounts payable to the Bank under this Loan Agreement or the Notes in respect of any of such Loans (other than taxes imposed on the overall net income of the Bank for any of such Loans); or (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or liabilities of, the Bank (including any Loans or any deposits included in the definition of "Fixed CD Rate" herein); or (iii) imposes any other condition affecting this Loan Agreement (or any such extensions of credit or liabilities). The Bank will notify the Borrower of any event occurring after the date of this Loan Agreement which will entitle the Bank to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and the Borrower shall pay all such compensation within 15 days after receipt of any such notice; provided, however, if the Bank fails to give the Borrower prompt notice of any such event which entitles the Bank to additional compensation pursuant to this Section, the Bank shall not be entitled to receive such compensation for the period commencing on the last date the Borrower should have received prompt notice and ending on the date the Borrower receives actual notice of such event. The Bank will furnish the Borrower with a certificate setting forth the basis and amount of each request by the Bank for compensation under this Section. If the Bank requests compensation from the Borrower under this Section, the Borrower may, by notice to the Bank, request that such Loans of the type with respect to which such compensation is requested be converted into Prime Loans in accordance with Section 5.04 hereof.

                        (b) Without limiting the effect of the foregoing provisions of this Section, in the event that, by reason of any Regulatory Change, the Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Bank which includes deposits by reference to which the interest rate on Fixed CD Loans is determined as provided in this Loan Agreement or a category of extensions of credit or other assets of the Bank which includes Fixed CD Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if the Bank so elects by notice to the Borrower, the obligation of the Bank to make, and to convert Loans of any other type into, Loans of such type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (and all Loans of such type held by such Bank then outstanding shall be converted into Prime Loans in accordance with Section 6.04 hereof).

                        (c) Determinations by the Bank for purposes of this Section of the effect of any Regulatory Change on its costs of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations are made on a reasonable basis; provided, however, that if such Regulatory Change or other condition is determined to be invalid or inapplicable the Bank will promptly refund any amount erroneously billed to the Borrower together with interest thereon at the instrument rate.

                    5.11 CERTAIN CONVERSIONS OF LOANS. If the Loans of a particular type (Loans of such type being herein called "Affected Loans" and such type being herein called the "Affected Type") are to be converted pursuant to Section 5.11 hereof, the Bank's Affected Loans shall be automatically converted into Prime Loans on the last day(s) of the then current Interest Period(s) for the Affected Loans (or, in the case of a conversion required by Section 5.11 hereof, on such earlier date as the Bank may specify to the Borrower) and, unless and until the Bank gives notice as provided below that the circumstances specified which give rise to such conversion no longer exist:

                        (a) to the extent that the Affected Loans have been so converted, all payments and prepayments of principal which would otherwise be applied to the Affected Loans shall be applied instead to Prime Loans;

                        (b) all Loans which would otherwise be made as Loans of the Affected Type shall be made instead as Prime Loans and all Loans which would otherwise be converted into Loans of the Affected Type shall be converted into (or shall remain as) Prime Loans.

                    5.12 COMPENSATION. The Borrower shall pay to the Bank, upon request, such amount or amounts as shall be sufficient
               (in the reasonable opinion of the Bank) to compensate it for any loss, cost or expense incurred by it as a result of:

                        (a) any payment, prepayment or conversion of a Fixed CD Loan made by the Bank on a date other than the last day of an Interest Period for such Loan; or

                        (b)  any failure by the Borrower to borrow a Fixed
                    CD Loan to be made on the date for such borrowing specified in the relevant notice of borrowing made by the Borrower under Section 2.02(b), 3.02() or 4.02(b) after the Bank had determined the applicable Fixed CD Rate for such Loan and the Borrower had accepted the rate so determined; such compensation to include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepaying or conversion or failure to borrow on the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date of such failure to borrow) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component (as reasonably determined by the Bank) of the amount (as reasonably determined by the Bank) the Bank would have bid in the United States certificate of deposit market for dollar deposits of leading banks in amounts comparable to such principal amount and maturities comparable to such period, in the case of Fixed CD Loans.

               (o) Sections 11.01(f)-(j) are amended in their entirety so that such Sections now read as follows:

                    (f) maintain at end of each fiscal quarter (commencing
               with the fiscal quarter ending July 31, 1994) Tangible Net Worth in an amount equal to at least $23,000,000.00 increased by (i) fifty percent (50%) of the Borrower's Net Income for the Borrower's fiscal year most recently ended (but with no reduction for losses incurred), such required increases to be cumulative and (ii) one hundred percent (100%) of the net proceeds of common or preferred stock issued by the Borrower subsequent to the Closing Date (excluding stock issued to acquire the good will of another Person or business);

                    (g) maintain at end of each fiscal quarter (commencing
               with the fiscal quarter ending July 31, 1994) a ratio of Total Liabilities to Tangible Net Worth of not more than 3.0 to 1.0;

                    (h) maintain at end of each fiscal quarter (commencing
               with the fiscal quarter ending July 31, 1994) a ratio of Current Assets plus the unused portion of the Available Committed Amount to Current Liabilities of not less than 1.2 to 1.0;

                    (i) maintain for the most recent twelve month period
               ended as at the end of each fiscal quarter (commencing with the fiscal quarter ending July 31, 1994) a ratio of Net Income Before Interest and Taxes plus Operating Lease Expense to Interest Expense plus Operating Lease Expense of not less than
               1.0 to 1.0;

                    (j) maintain for the most recent twelve month period
               ended as of the end of each fiscal quarter (commencing with the fiscal quarter ending July 31, 1994) a ratio of Net Income plus Non-Cash Charges to Scheduled Principal Payments of not less than 1.5 to 1.0;

     B.   The Borrower hereby represents and warrants that:

          1. the "Representation and Warranties" set forth in Article IX of the Loan Agreement, as amended, are true and correct as of the date of this Second Amendment;

          2. the Borrower is not in default of the Loan Agreement or the other Loan Documents (as defined in the Loan Agreement) and no event or condition exists under the Loan Agreement or the other Loan Documents that, but for the giving of notice or lapse of time or both, would result in such a default as of the date of this Second Amendment.

     C. Except as modified hereby, all of the terms and provisions of the Loan Agreement (and Exhibits) remain in full force and effect.

     D.   The Borrower agrees that all references to the term "Loan
     Agreement" in each of the Loan Documents shall mean the "Amended and Restated Loan Agreement, dated August 31, 1993, as amended March 15, 1994 and July 27, 1994, by and between American Woodmark Corporation and NationsBank of North Carolina, N.A."

     E. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.

     F. This Second Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.

                             AMERICAN WOODMARK CORPORATION
ATTEST:

By: /s/ CAROL LENTZ                By: /s/ GLENN EANES

Title: Corporate Secretary   Title:  Treasurer
     (Corporate Seal)


                             NATIONSBANK OF NORTH CAROLINA,
                              N.A.

                             By: /s/ MICHAEL ANDRY

                             Title:  Vice President